EXHIBIT 10.2

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES DESCRIBED HEREIN.

FOUNDERS’ SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (“Agreement”), dated as of November 24, 2021, is entered into by and between Gamer Pakistan Inc., a Delaware corporation (“Company”), 6771 Royal Stallion Ct., Las Vegas, NV 89131, email: richardcwhelan@gmail.com, and

(“Subscriber”).
Your Name or Entity Name as it Appears on the Share Certificate

WHEREAS, Subscriber has assisted in the formation of the Company and will not be reimbursed for the time expended by Subscriber or the expenses that Subscriber may have incurred in connection therewith other than the issuance of the securities set forth below;

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D (“Regulation D”) promulgated by the Securities and Exchange Commission under the Securities Act;

WHEREAS, the Company has been formed to be an esports event promotion and product marketing company focused on creating in Pakistan university, inter-university and professional esports events for both men’s and women’s teams (the “Business”) but has not yet commenced the Business;

WHEREAS, the Company has offered to sell to Subscriber that number of shares of Common Stock of Company set forth on the signature page of this Agreement (the “Shares”) for $0.0001 per share for the total purchase price set forth on the signature page (the “Purchase Price”);

NOW, THEREFORE, the parties hereby agree to the foregoing recitals and further agree as follows:

1. Certain Definitions:

“Competitor” means a Person, other than Company, a Person controlled by the Company on the date of the proposed Transfer, a Person who controls the Company on the date of the proposed Transfer, or a Person owned at least fifty percent (50%) by the Company on the date of the proposed Transfer: (i) engaged, directly or indirectly in a business that is competitive with the Company’s business, or any customer, distributor or supplier of the Company; (ii) who has been convicted of a felony within the 10-year period prior to the proposed Transfer; or (iii) has asserted a position adverse to the Company or a Person controlled by or controlling the Company in any court or administrative proceeding within the five-year period prior to the proposed Transfer.

“Person” means any natural individual, legal person, firm, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, general partnership, limited partnership, association, trust, charity, joint venture, Governmental Authority or other government department, agency, unit or other entity, or any other group or entity of whatever nature, whether in an individual, fiduciary or other capacity.

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“Public Event” means the Company’s first public offering of its Common Stock, or a merger, direct listing, or other transaction that results in the Common Stock being publicly traded on a recognized exchange or national quotation system. If a merger occurs with a Person that is not publicly traded and the Person thereafter becomes publicly traded, the subsequent event is a Public Event.

“Transfer” means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of any Shares. Transfer shall include the granting of an option or right that could result in a disposal of all or part of the Shares or of any rights therein.

2. Purchase and Sale: Subscriber hereby purchases from the Company and the Company hereby sells to the Subscriber, the Shares in consideration for the Purchase Price. The Purchase Price may be paid subsequent to the execution of this Agreement, but the Shares shall nevertheless be deemed to have been purchased as of the date of this Agreement.

3. Subscriber’s Representations and Warranties: Subscriber hereby representsand warrants to the Company that:

3.1. Subscriber has all requisite authority (and in the case of an individual, the capacity) to purchase the Shares, enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder, and such purchase will not contravene any law, rule or regulation binding on the Subscriber or any investment guideline or restriction applicable to the Subscriber.

3.2. Subscriber is an individual resident of, or is incorporated or otherwise formed under the laws of, the state or jurisdiction set forth on the signature page of this Agreement and is not acquiring the Shares as a nominee or agent or otherwise for any other person or entity.

3.3. Subscriber has such skill, knowledge and experience in business and financial matters, or competent professional advice concerning the Company, that Subscriber is capable of evaluating the merits and risks of the prospective investment in the Shares.

3.4. Subscriber has had and continues to have the opportunity personally to obtain from the Company any information, to the extent possessed or obtainable without unreasonable effort and expense, necessary to evaluate the merits and risks of this proposed investment.

3.5. Subscriber understands that the Shares being acquired pursuant hereto have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the other securities laws of any state or other jurisdiction, and, therefore, that Subscriber must bear the economic risk of the investment for an indefinite period of time as the Shares cannot be sold or offered for sale unless the Shares are subsequently so registered or an exemption from registration is available.

3.6. Subscriber represents that he, she or it is an “accredited investor,” as defined in Rule 501(a) of Regulation D under the Securities Act. A summary of Rule 501(a) is attached hereto as Appendix A. If requested by the Company or its counsel, Subscriber shall deliver such documentation as may be reasonably requested to support Subscriber’s status as an accredited investor.

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3.7. The Subscriber is acquiring the Shares solely for investment for Subscriber’s own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof, and Subscriber has no present agreement, understanding, intent or arrangement to subdivide, distribute, sell, assign or transfer any part or all of Subscriber’s Shares, or any interest therein, to any other person. Notwithstanding anything to the contrary contained in this Agreement, to the extent permitted by the Securities Act and applicable law, Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Shares to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees in writing for the benefit of the Company to be bound by the terms and conditions of this Agreement and to the representations contained in this Section 3. The term “Affiliate(s)” means a party’s officers, shareholders, directors, trustees, partners, members, managers, and any person or entity which, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control withsuch party or any of the persons or entities referred to above. The term “controls” as used herein (including the terms “controls,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to vote, or direct the vote of, fifty percent (50%) or more of the outstanding voting securities of a person or entity.

4. Lock-up: In connection with any Public Event, Subscriber agrees to be bound by restrictions on Transfer (often referred to as lock-up restrictions) imposed by the underwriter, investment banker, or merger partner as a condition of the offering or merger, provided that: (i) unless Subscriber consents thereto in writing, no absolute restriction on trading or sale will extend for more than six (6) months after the effective date of the Public Event, and (ii) in no event shall the lock-up restrictions applicable to Subscriber be greater than those applicable to all executive officers and directors of the Company. The foregoing lock-up restrictions are in addition to any restrictions that may pertain under applicable law.

5. Right of Negotiation: Prior to the closing of a Public Event, if Subscriber or an Affiliate of Subscriber to whom Shares have been Transferred elects to consider a Transfer of any Shares to a Person other than to an Affiliate of Subscriber (Subscriber, or such Affiliate considering a Transfer is herein referred to as a “Transferor Holder”), then prior to soliciting, discussing or negotiating with any Person (other than an Affiliate of Subscriber) to Transfer any Shares, the Transferor Holder will send a Notice to the Company. For a period of thirty (30) days from the Company’s receipt of such Notice, unless the Company waives its right by Notice to Transferor Holder, Transferor Holder will negotiate exclusively with the Company to Transfer such Shares to the Company or its designees. If agreement is not reached within the thirty (30) day period, or if agreement is reached and the acquisition does not close within ten (10) days after the thirty (30) day period, then: (i) the Transferor Holder may offer the Shares identified in the Notice to other Persons, but may not Transfer such Shares without first complying with the refusal rights described in Section 6; and (ii) the foregoing rights will revive if the Shares that were the subject of the negotiation are not Transferred to a third Person within six (6) months after the end of the thirty (30) day period.

6. Right of Refusal: Prior to the closing of a Public Event, if a Transferor Holder proposes to Transfer all or any Shares to a third Person who is not an Affiliate of Subscriber, the Transferor Holder shall promptly notify the Company of such proposed Transfer, including the terms thereof and the proposed Transferee, and the Company shall have the right and option for a period of thirty (30) days after receipt of such Notice to purchase the offered Shares for the same purchase price and upon the same material economic terms and conditions set forth in the Notice. Concurrently with such Notice, Transferor Holder shall provide a full, complete and unredacted copy of the contract or other written evidence of the terms of the proposed Transfer.

7. No Sales to Competitors: Without the prior approval of Company, no Shares may be Transferred to a Competitor.

8. Indemnification: The Subscriber shall indemnify and hold harmless the Company and each officer, director and member of the Company, and their respective affiliates, employees and agents (the “Indemnified Parties”) from and against all liabilities, claims, actions, demands, losses, costs, expenses (including reasonable attorneys’ fees) and damages, whether involving such parties or third parties, resulting from any inaccuracy in any of the Subscriber’s representations or breach of any of the Subscriber’s representations, warranties or covenants contained herein. The Subscriber will reimburse the Company and each other Indemnified Party for their reasonable legal and other expenses (including the cost of any investigation and preparation) as they are incurred in connection with any action, proceeding or investigation arising out of or based upon the foregoing.

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9. Limitation of Liability: EACH OF THE PARTIES HERETO AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE SHARES OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM, OR THE OBLIGATIONS EVIDENCED HEREBY OR BY THE SHARES OR RELATED HERETO OR THERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR THE LIKE OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

10. Uncertificated Shares: Subscriber acknowledges that the Company is authorized to issue uncertificated shares, and Subscriber hereby waives Subscriber’s right to receive a stock certificate representing the Shares and consents and agrees to the issuance of uncertificated shares.

11. Consent to Electronic Communication: The Subscriber hereby agrees that any consent, approval, meeting notice or other communication from the Company to the Subscriber, as a shareholder of the Company, may be provided to the Subscriber by electronic mail or any other commercially acceptable means of electronic communication. The receipt ofany consent, approval or proxy from the Subscriber, by electronic mail or other commercially acceptable means of electronic communication, shall be deemed signed by the Subscriber and valid for all purposes.

12. Notices: Except as required herein, all notices, consents, approvals and other communications hereunder, including the commencement or subsequent communications pertaining to any legal proceeding arising under the Amended Subscription Agreement (“Notices”) shall be in writing and shall be deemed to have been received only if and on the first business day after received (i) by personal delivery (ii) from an internationally recognized expedited courier service such as Federal Express, DHL or UPS, or (iii) as an “in the window” email or a PDF attachment to an email, provided, however, that receipt of the email is confirmed by an automatically generated “read” receipt or by a return email from the recipient. Notwithstanding the foregoing, unless a Party in writing consents otherwise, all Notices are effective only if also provided by email. Unless a Party notifies the other Party of new Notice information, the Notice information is set forth on the signature page of this Initial Agreement.

13. General Provisions:

13.1. Captions and Section Headings. The captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

13.2. Binding Effect; Assignment. Except as provided herein, neither this Agreement nor any of the rights or obligations hereunder of either party may be assigned without the prior written consent of the other party. Subject to the foregoing, the provisions of this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

13.3. Notices. Except as required herein, all notices, consents, approvals and other communications hereunder, including the commencement or subsequent communications pertaining to any arbitration or other legal proceeding arising hereunder (“Notices”) shall be in writing and shall be deemed to have been received only if and on the first business day after received (i) by personal delivery (ii) from an internationally recognized expedited courier service such as Federal Express, DHL or UPS, or (iii) as an “in the window” email or a PDF attachment to an email, provided, however, that receipt of the email is confirmed by an automatically generated “read” receipt or by a return email from the recipient. Notwithstanding the foregoing, unless a party in writing consents otherwise, all Notices are effective only if also provided by email.

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Unless a party notifies the other party of new Notice information, the Notice information is set forth on the signature page of this Agreement.

13.4. Governing Law. This Agreement and the rights and obligations of the parties and their successors and assigns will be governed by, construed, enforced and interpreted in accordance with the internal Law of the State of California, applicable to agreements made and performed solely within such State (including as to statute of limitations), without regard to the conflicts of law provisions thereof.

13.5. No Waiver; Modifications. No provision of this Agreement may be modified, amended or waived, and no Party’s rights or remedies be waived, except by a writing executed by authorized signatories of the Parties. No breach of this Agreement shall excuse or relieve Company from the full performance of its indemnification obligations, or its obligations to pay sums accrued prior to any termination of the Term.

13.6. Severability. If an arbitrator or other tribunal of competent jurisdiction holds any provision of this Agreement to be illegal, unenforceable or invalid in whole or in part for any reason: (i) such provision shall be in good faith adjusted rather than voided, if possible, to achieve the intent of the Parties; (ii) this Agreement shall be read as if the invalid, illegal or unenforceable words or provisions had to that extent been deleted; and (iii) the validity and enforceability of the remainder of this Agreement shall not be affected thereby unless an essential purpose of this Agreement would be defeated by the loss of the illegal, unenforceable, or invalid provisions.

13.7. Entire Agreement. This Agreement expresses the complete and entire understanding of the Parties with respect to the subject matter hereof and supersedes and merges all prior and contemporaneous agreements, dealings, negotiations, promises, representations and communications regarding its subject matter (whether written or oral), between the Parties relating to the subject matter hereof other than the other agreements referenced herein. There are no representations, warranties or other agreements between the Parties (whether express or implied) in connection with the subject matter of this Agreement except as specifically set forth herein.

13.8. Counterparts and Signature Validity. This Agreement may be executed in several counterparts and all counterparts so executed shall constitute one agreement that is binding on all Parties, notwithstanding that all Parties are not signatories to the original or the same counterpart. PDF signatures that are electronically transmitted shall be acceptable as if original signatures had been exchanged.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed and entered into this Agreement as of the date first written above:

SUBSCRIBER:

Print
Name of Subscriber or Authorized Signatory for Entities

Signature of Subscriber or Authorized Signatory for Entities

Signature of Co-Subscriber, if any

Print Name of Co-Subscriber, if any		Title of Authorized Signatory for Entities

MAILING ADDRESS OF SUBSCRIBER:

TAX ID or SS#:

EMAIL:

TELEPHONE#:

NUMBER of SHARES RECEIVED @ $0.0001:                                  (No money is due from you. This nominal deposit has been made by the Company on your behalf)

CERTIFICATE#----CERTIFICATE DATE: November 24, 2021

COMPANY:

Gamer Pakistan Inc.

By

Secretary

MAILING ADDRESS: 6771Royal Stallion Ct., Las Vegas, NV

89131 EMAIL: richardcwhelan@gmail.com

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ANNEX A:

DEFINITION OF “ACCREDITED INVESTOR”

“Accredited investor” means any person who comes within any of the following categories, or who OBT reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1) Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940; any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000;

(i) For purposes of calculating net worth under this paragraph (5):

(A) The person’s primary residence shall not be included as an asset;

(B) Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(C) Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

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(ii) For the purposes of calculating joint net worth in this paragraph (5): joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard of this paragraph (5) does not require that the securities be purchased jointly.

(6)  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)   Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii);

(8)  Any entity in which all of the ultimate equity owners are accredited investors;

(9)  Any entity, of a type not listed in paragraph (1), (2), (3), (7), or (8), not formed for the specific purpose of acquiring the securities offered, owning investments (as defined in rule 2a51-1(b) under the Investment Company Act of 1940) in excess of $5,000,000;

(10)  Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status, currently any natural person who is a holder in good standing of the U.S. Series 7, Series 65 and or Series 82 securities representative license.

(11)   Any natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

(12)  Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940:

(i) With assets under management in excess of $5,000,000,

(ii) That is not formed for the specific purpose of acquiring the securities offered, and

(iii) Whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; and

(13)  Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements in paragraph (12) and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (12)(iii).

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